CERTIFICATE

The undersigned, President of Cantor Fitzgerald Energy Fund, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on September 12, 2025, and is in full force and effect:

WHEREAS, the Trust, a trust organized under the laws of the State of Delaware, has filed with the Securities Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a registration statement (the “Registration Statement”), with respect to the issuance and sale of the shares of the Trust.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the Trustees of the Trust hereby constitute and appoint each of Terrence Davis and/or Tanya Boyle and/or William Ferri and/or Adam Brajer, as attorney for the Trust and in its name, place and stead, to execute and file any amendments to the Trust’s Registration Statement and to execute and file any necessary filings with the regulatory agencies, including the SEC, as required, granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

Dated: September 12, 2025

CANTOR FITZGERALD ENERGY FUND

/s/William Ferri
William Ferri President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Fitzgerald Energy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Adam Brajer, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Williams Ferri is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Williams Ferri, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2025.

/s/William Ferri
William Ferri Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Fitzgerald Energy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or William Ferri and/or Adam Brajer, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Louis Zurita is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Louis Zurita, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2025.

/s/Louis Zurita
Louis Zurita Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Fitzgerald Energy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or William Ferri and/or Adam Brajer, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Douglas Barnard is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Douglas Barnard, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2025.

/s/Douglas Barnard
Douglas Barnard Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Fitzgerald Energy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or William Ferri and/or Adam Brajer, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Ramona Heine is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ramona Heine, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2025.

/s/Ramona Heine
Ramona Heine Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Fitzgerald Energy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or William Ferri and/or Adam Brajer, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Brian Curley is now or is on the date of such filing an officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Brian Curley, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2025.

/s/Brian Curley
Brian Curley Treasurer and Principal Financial Officer